Subsequent Events	9 Months Ended	12 Months Ended
	Feb. 28, 2026	May 31, 2025
Subsequent Events
Subsequent Events

Note 12. Subsequent Events

Extension(s) to April 2, 2021 and April 23, 2021 Notes

On March 24, 2026, the Company and the holders of the April 2, 2021 and April 23, 2021 Notes (each a “Noteholder” and together, the “Noteholders”) agreed to extend the maturity date of each of the Notes by 36 months (the “Extension Period”). In consideration, the Company agreed to make a monthly payment covering both Notes in the total amount of $1,000,000 to the Noteholders in the form of shares of common stock, calculated based on (i) the previous trading day’s closing price, or (ii) the average of the closing prices for the previous five trading days, whichever is lower. Monthly payments will be made through the extended maturity dates of April 5, 2029 and April 23, 2029, respectively. The annual interest rate for each Note was also reduced to 5% as part of the extension.

Note conversion

In March 2026, in satisfaction of the required monthly payment, the Company and the Noteholder of the April 23, 2021 Note entered into an exchange agreement, pursuant to which a portion of the April 23, 2021 Note was partitioned into a new note with an aggregate principal amount of approximately $0.8 million. The new note was exchanged concurrently for approximately 2.7 million shares of common stock.

Note 13. Subsequent Events

Note conversions

In June and July 2025, in satisfaction of the required monthly payments, the Company and the April 23, 2021 Noteholder entered into exchange agreements, pursuant to which portions of the April 23, 2021 Note were partitioned into new notes with an aggregate principal amount of $1.5 million, which were exchanged concurrently for approximately 4.7 million shares.